UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2011

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At meetings of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Teleflex Incorporated (the "Company") and the Board held on February 22, 2011 and February 23, 2011, respectively, the Committee and the Board approved annual salary increases and compensation awards for the Company's named executive officers (the "named executive officers"), as described below.

(a) 2011 Salaries

The Board and the Committee approved salary increases for certain of the named executive officers. The approved annual salaries are as follows:

Richard A. Meier - $520,000
Laurence G. Miller - $402,896

(b) 2010 Bonus Awards

Each of the named executive officers was awarded a cash bonus for the fiscal year ended December 31, 2010 in the following amounts:

Jeffrey P. Black - $567,000
Richard A. Meier - $372,000
Laurence G. Miller - $239,413
Vince Northfield - $83,803

(c) Stock Option Awards

The Board approved annual stock option awards for certain of the named executive officers and the Company's current Chairman, President and Chief Executive Officer, Benson F. Smith, in the following amounts:

Benson F. Smith - 107,973
Richard A. Meier - 56,146
Laurence G. Miller - 32,627

The effective grant date of these stock option awards will be the third business day after the release of the Company's financial information for the fiscal year ended December 31, 2010. The options will vest in three equal annual installments beginning one year from the date of grant, and will have an exercise price per share equal to the closing price of the Company's common stock on the date of grant, as reported on the New York Stock Exchange.

(d) Restricted Stock Awards

The Board approved annual restricted stock awards for certain of the named executive officers and Mr. Smith in the following amounts:

Benson F. Smith - 12,471
Richard A. Meier - 6,485
Laurence G. Miller - 3,768

The effective date of grant of these restricted stock awards will be the third business day after the release of the Company's financial information for the fiscal year ended December 31, 2010. Each restricted stock award will vest in its entirety on the third anniversary of the date of grant.

In addition, the Board, upon the recommendation of the Committee, approved the Company's entry into an executive severance agreement with Mr. Smith on substantially similar terms as those set forth in the executive severance agreements in place with the Company's executive officers, provided, that Mr. Smith will be entitled to receive severance benefits under the agreement for a period of 24 months. A description of the material terms of the executive severance agreements are set forth in the Company's 2010 Proxy Statement under the section "Potential Payments Upon Termiantion or Change of Control."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

February 25, 2011	By:	Laurence G. Miller

Name: Laurence G. Miller
Title: Executive Vice President, General Counsel and Secretary